UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2015

AMERICAN REALTY CAPITAL PROPERTIES, INC.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100

Phoenix, AZ 85016

(Address of principal executive offices, including zip code)

(800) 606-3610

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 2, 2015, American Realty Capital Properties, Inc. (the “Company”) furnished the following documents (the “Documents”): (i) a press release pertaining its restatement of its fiscal year 2013 and first and second quarter 2014 financial statements and related matters, attached hereto as Exhibit 99.1; (ii) a press release pertaining to the Company’s financial results for the periods ended September 30, 2014, attached hereto as Exhibit 99.2; (iii) an investor presentation providing a business update, attached hereto as Exhibit 99.3; and (iv) quarterly supplemental information for the fiscal quarter ended September 30, 2014, attached hereto as Exhibit 99.4.

Item 7.01. Regulation FD Disclosure.

As disclosed in Item 2.02 above, on March 2, 2015, the Company issued the Documents which are attached hereto as Exhibits 99.1 through 99.4. The information set forth in Items 2.02 and 7.01 hereto and in the attached Exhibits 99.1 through 99.4 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section. The information set forth in Items 2.02 and 7.01, including Exhibits 99.1 through 99.4, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued March 2, 2015 Pertaining to the Company’s Restatement of its Fiscal Year 2013 and First and Second Quarter 2014 Financial Statements and Related Matters

99.2	Press Release issued March 2, 2015 Pertaining to the Company’s Financial Results for the Periods Ended September 30, 2014

99.3	Investor Presentation

99.4	Quarterly Supplemental Information for the Fiscal Quarter Ended September 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By: American Realty Capital Properties, Inc., its sole general partner

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: March 2, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued March 2, 2015 Pertaining to the Company’s Restatement of its Fiscal Year 2013 and First and Second Quarter 2014 Financial Statements and Related Matters

99.2	Press Release issued March 2, 2015 Pertaining to the Company’s Financial Results for the Periods Ended September 30, 2014

99.3	Investor Presentation

99.4	Quarterly Supplemental Information for the Fiscal Quarter Ended September 30, 2014